                                                                   EXHIBIT 10.12



                       ASSET AND TECHNOLOGY DONATION AND
                               TRANSFER AGREEMENT



                                By and between:


                                C.R. Bard, Inc.



                                      and



                     Children's Medical Center Corporation



                                  May 12, 1995

                              LIB 18 10165893.16

ARTICLE I

                   Definitions........................................  1
         1.1 Defined Terms............................................  1
         1.2 Other Definitional Matters...............................  3

ARTICLE II
                   Donation and Transfer of Assets....................  4
         2.1 Assets...................................................  4
         2.2 Excluded Assets..........................................  4
         2.3 Transfer of Other Records................................  4
         2.4 Equipment at Georgia Tech................................  5
         2.5 Data to be Transferred to Hospital.......................  5
         2.6 Grant of License.........................................  5
         2.7 Instruments of Transfer..................................  5
         2.8 Assumption of Liabilities................................  5
         2.9 No Further Obligations to Make Devices Available.........  5
         2.10 Acknowledgment of Receipt of Transferred Assets.........  6

ARTICLE III
                   The Closing........................................  6
         3.1 Closing..................................................  6
         3.2 Deliveries by Bard at the Closing........................  6
         3.3 Deliveries by Hospital at the Closing....................  6
         3.4 Execution and Delivery of Other Agreements...............  6
         3.5 Delivery of Tangible Assets..............................  6

ARTICLE IV

                   Representations and Warranties of Bard.............  6
         4.1 Organization and Good Standing............................ 6
         4.2 Authorization............................................  7
         4.3 Title to Properties: Absences of Liens and Encumbrances..  7
         4.4 Legal Compliance.......................................... 7
         4.5 No Consents Necessary..................................... 7
         4.6 Litigation Relating to Device............................  8
         4.7 The Subsidiary...........................................  8
                   (a) Subsidiary Shares..............................  8
                   (b) Organization and Good Standing.................. 8
                   (c) Organizational Documents.......................  8
         4.8 No Misrepresentation...................................... 8

ARTICLE V
                   Representations and Warranties of Hospital.........  8
         5.1 Organization: Good Standing..............................  9
         5.2 Authorization............................................  9
         5.3 Capability to Assess Suitability of Device for
              Implantation in Human Subjects..........................  9
         5.4 Subsidiary Shares........................................  9
         5.5 No Consents Necessary.................................... 10
         5.6 No Misrepresentation..................................... 10

ARTICLE VI
                   Conditions Precedent To Closing.................... 10
         6.1 Conditions to Obligations of Hospital...................  10
         6.2 Conditions to Obligations of Bard.......................  10

ARTICLE VII
                    Hospital's Acknowledgment of Development
                        Status of Device............................... 11
         7.1 Device Not Fully Tested................................... 12
         7.2 Limited Representations and Warranties By
              Bard as to Intellectual Property........................  12
              (a) Prosecution of Occluder Patent Applications.........  12
              (b) Infringement..........................................12
              (c) Design. etc.......................................... 12
         7.3 No Warranties as to Other Assets.........................  12
         7.4 No Other Warranties......................................  12
         7.5 Limitation of Liability................................... 12

ARTICLE VIII
                   Indemnification and Insurance......................  13
         8.1 Execution of Indemnification Agreement...................  13

ARTICLE IX

                   Other Covenants and Agreements...................... 13
         9.1 Confidential Data........................................  13
         9.2 Non-Disclosure............................................ 14
         9.3 Legal Process............................................  14
         9.4 Covenant of Further Assurances...........................  14
         9.5 Access to and Maintenance of Records.....................  14
         9.6 Defense of Claims and Litigation.........................  15
         9.7 International Distribution and Marketing Rights........... 15

ARTICLE X

                   Miscellaneous....................................... 15
         10.1 Survival of Representations and Warranties..............  15
         10.2 Brokerage................................................ 15
         10.3 Waivers and Amendments................................... 16
         10.4 Notices.................................................  16
         10.5 Expenses................................................  16
         10.6 Public Disclosure.......................................  16
         10.7 Confidentiality.........................................  16
         10.8 No Solicitation of Employees............................  17
         10.9 Transfer Taxes..........................................  17
         10.10 Entire Agreement.......................................  17
         10.11 Binding Nature.......................................... 17
         10.12 Governing Law........................................... 17
         10.13 Severability...........................................  17
         10.14 Exhibits...............................................  17
         10.15 Counterparts............................................ 17
         10.16 Headings................................................ 17
         10.17 Assignment.............................................  18
         10.18 Notices to Third Parties................................ 18
         10.19 Termination............................................  18

                                                                  Execution Copy



              ASSET AND TECHNOLOGY DONATION AND TRANSFER AGREEMENT


         ASSET AND TECHNOLOGY DONATION AND TRANSFER AGREEMENT (Agreement") dated as of May 12, 1995 between C.R. Bard, Inc., a New Jersey corporation ("Bard"), and Children's Medical Center Corporation, a Massachusetts corporation (Hospital").

         WHEREAS, Bard is engaged in the business of developing, manufacturing, distributing and selling certain medical products; and

         WHEREAS, Bard has been developing the Clamshell II Septal Occluder, a medical device for the repair of atrial septal defects, as well as a delivery system for its implantation, (together, as hereinafter defined, the "Device); and

         WHEREAS, in view of the anticipated medical benefits of the Device, Bard is interested in seeing it receive governmental approval as soon as possible; and

         WHEREAS, Bard has determined that such governmental approval may be expedited if further testing and development is undertaken by or on behalf of Hospital; and

         WHEREAS, Hospital is a charitable corporation under Section 501(c)(3) of the Internal Revenue Code; and

         WHEREAS, Hospital desires to develop a source of supplies of the Device for the treatment of certain patients and is willing to complete or engage others to complete the development and testing of, and take such further actions as may be necessary to receive required approvals for, the Device and to manufacture or engage others to manufacture the Device; and

         WHEREAS, Bard desires to donate and transfer to Hospital certain tangible assets and intellectual property rights, comprising substantially all of Bard's assets relating specifically and solely to the Device;

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

         1.1 Defined Terms. For the purposes of this Agreement, the terms listed
             -------------
     below shall have the following meanings:

         (a) Assets shall mean all those assets, both tangible and intangible, to be transferred by Bard to Hospital on the Closing Date, as described in
     Section 2.1 of this Agreement.

         (b) "Bard shall mean C.R. Bard, Inc., a New Jersey corporation, and any subsidiaries or divisions thereof.

         (c) "Clamshell II Septal Occluder" or "Occluder" shall mean that certain medical device being developed for the repair of atrial septal defects which is described in Exhibit l.l(c) hereto.
                                   --------------

         (d) "Closing" shall have the meaning set forth in Section 3.1 of this Agreement.

         (e) "Closing Date" shall mean May __, 1995.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Confidential Data" shall have the meaning set forth in Section 9.1 of this Agreement.

         (h) "Delivery System shall mean that certain device which is described in Exhibit l.l(h).
        --------------

         (i) Device" shall mean the Clamshell II Septal Occluder and the Delivery System.

         (j) "Device-Related Product" shall mean each of the Device, any individual component or part of the Device, and any and all successor or derivative products to or of the Device or any such component or part.

         (k) "EDA" shall mean the United States Food and Drug Administration.

         (l) "Hospital shall have the meaning set forth in the introductory paragraph of this Agreement.

         (m) "IDE" shall mean an Investigational Device Exemption, as such term is defined under the rules and regulations of the FDA.

         (n) "Indemnification Agreement" shall have the meaning defined in
     Section 8.1 hereof.

         (o) Licensed Delivery System Know-How shall have the meaning defined in the Patent and Know-How License Agreement.


         (p) "Licensed Occluder Know-How" shall have the meaning defined in the Patent and Know-How License Agreement.

         (q) "Licensed Patent" shall have the meaning defined in the Patent and Know-How License Agreement.

               (r) Licensed Technology" shall mean the Licensed Delivery System Know-How, the Licensed Occluder Know-How, and the Licensed Patents.

         (s) "Lock Agreement" shall mean that certain agreement dated as of December 29, 1988 between USCI Angiographic Systems Division, a division of Bard ("USCI"), and Dr. James Lock, as amended, pursuant to which, among other things, Lock is to receive royalties with respect to the Clamshell II Septal Occluder.

         (t) "Occluder Patent Applications" shall mean those patent applications relating to the Clamshell II Septal Occluder which are listed on Exhibit
                                                                      -------
     2.1(a).
     ------

         (u) "Patent and Know-How License Agreement" shall mean that certain Patent and Know-How License Agreement which is to be executed by Bard and Hospital at the Closing.

         (v) "Predecessor Device shall have the meaning set forth in Section 7.1 of this Agreement.

         (w) Subsidiary" shall mean Clamshell Asset Corp., a Massachusetts corporation which is a wholly-owned subsidiary of Bard.

         (x) Subsidiary Shares" shall have the meaning set forth in Section 2. l(f) of this Agreement.

         (y) "Transferred Know-How" shall mean all proprietary knowledge, formulas, specifications, techniques, processes, technical data and other know-how of Bard which both

                    (1) are used in the development, design and manufacture of the  Clamshell II Septal Occluder, and

                    (2) are not also presently or potentially usable by Bard in the manufacture, marketing, development or design of other products or services.

          (z) "Work in Process" shall have the meaning defined in Section 2.2(d) hereof.

          1.2 Other Definitional Matters. Terms defined in the singular shall
              --------------------------
     have a comparable meaning when used in the plural, and vice versa.
                                                            ----------

                                   ARTICLE II

                        Donation and Transfer of Assets
                        -------------------------------

          2.1 Assets. Subject to the terms and conditions hereof, and upon the agreements, representations and warranties contained herein, Bard shall donate, transfer and assign to Hospital, and Hospital shall accept and require from Bard, on the Closing Date, all of Bard's right, title and interest in and to the following assets relating to the Device ("Assets"):
              ------

               (a) All rights with respect to the Occluder Patent Applications listed on Exhibit 2.1(al;

               (b) All rights of Bard in the Clamshell II Septal Occluder under the Lock Agreement, attached hereto as Exhibit 2.1(b);
                                                 --------------

               (c) All information and documents specific to the Device (including the Device Master Record, the Device Master File, Design Select Package, fact book, lab notebooks, test and clinical protocols and prototype drawings) which are described on Exhibit 2. l(c);

               (d) All Transferred Know-How (it being understood that certain of such Transferred Know-How is also included in the information and documents being transferred pursuant to Section 2.1(c));

               (e) All rights with respect to those trademarks and trademark applications relating to the Device and listed on Exhibit 2. l(e),
                                                            ---------------
          together with the related goodwill; and

               (f) All of the issued and outstanding equity securities of the Subsidiary (the "Subsidiary Shares), which Bard has formed to
                           -----------------
          facilitate the transactions contemplated by this Agreement and to which Bard has transferred, and which as of the Closing shall own the machinery, equipment, fixtures, dyes, jigs, tooling, molds and other equipment used by Bard in connection with the development, manufacture or testing of the Device and listed on Exhibit 2.1(f).
                                                 --------------

          2.2 Excluded Assets. None of the following are being donated,
              ---------------
     transferred or assigned to Hospital hereunder:

               (a) Cash, accounts receivable, tax prepayments and other prepaid items of Bard;

               (b) Licensed Technology;

               (c) Any assets not listed or described in Section 2.1; and

               (d) Work in process and partially or fully assembled Devices or parts or components thereof ("Work in Process").
                                        ---------------

          2.3 Transfer of Other Records. As soon as practicable after the
              -------------------------
     Closing, Bard shall also transfer to Hospital copies of (i) all Bard submissions to FDA relating to the Device, and (ii) all written communication between Bard and FDA relating to the Device.

          2.4 Equipment at Georgia Tech. Bard owns certain equipment, now
              -------------------------
     located at Georgia Tech, which has been used by Georgia Tech personnel under contract with Bard to test certain components of the Device. This equipment is not being transferred to the Hospital. Bard will not object to requests by Hospital or its permitted assignee, licensee or transferee for reasonable access to such equipment (to the extent such equipment is then still at Georgia Tech) from time to time prior to December 31, 1999. Hospital understands that it must make its own arrangements with Georgia Tech and its technical staff to gain such access, and agrees to pay any fees or charges assessed by Georgia Tech in connection with such access or use.

          2.5 Data to be Transferred to Hospital. Hospital understands that
              ----------------------------------
     development of the Device involved, among other things, preparation of thousands of photographs to evidence product testing and that some of such photographs and other documentation may not have been preserved. However, Bard has made a diligent effort to locate material to be provided pursuant to this Agreement and believes that the material to be delivered to Hospital hereunder comprises substantially all of the information in written form which is in Bard's possession and that no data which is material to an understanding of the Device and its development, manufacture, testing and regulatory filings has been omitted from this disclosure.

          2.6 Grant of Licenses. Hospital and Bard shall execute, at the
              -----------------
     Closing, a Patent and Know-How License Agreement substantially in the form of Exhibit 2.6, pursuant to which Bard will grant to Hospital certain exclusive and non-exclusive licenses to use the Licensed Technology. The Patent and Know-How License Agreement shall be effective from and after the Closing.

          2.7 Instruments of Transfer. The transfer of the Assets to Hospital on
              -----------------------
     the Closing Date shall be effected by assignments and such other instruments of transfer as shall transfer to Hospital all of Bard's interests in the Assets free and clear of all liens, mortgages, pledges, conditional sales or other title retention agreements, leases, charges, restrictions and encumbrances, provided, however, that Bard shall have no obligation to take any action with respect to the Lock Agreement.

          2.8 Assumption of Liabilities. At the Closing, Hospital shall assume,
              -------------------------
     and thereafter shall be solely responsible for, all of the liabilities and obligations of Bard under the Lock Agreement. Such assumption shall be effective as of the Closing.

          2.9 No Further Obligations to Make Devices Available. Upon the
              ------------------------------------------------
     execution of this Agreement, all obligations of Bard to supply Devices or Predecessor Devices pursuant to any agreement between Bard and Hospital shall automatically terminate and be of no further force or effect, including but not limited to the letter agreement between Bard and Boston Children's Hospital dated as of December 13, 1993 and agreed to by Boston Children's Hospital as of January 15, 1994. Notwithstanding the foregoing, all other obligations, including obligations of Hospital to provide indemnification, contained in any other agreement between the parties, shall remain in effect.

          2.10 Acknowledgment of Receipt of Transferred Assets. At the Closing,
               -----------------------------------------------
     Hospital shall execute and deliver to Bard an acknowledgment of receipt of the Assets in the form required by Section 170(f)(8) of the Code.

                                  ARTICLE III

                                  The Closing
                                  -----------

          3.1 Closing. The transfer and assignment of the Assets (the "Closing"
              -------                                                  --------
     shall be held at 10:00 a.m. at the offices of Foley, Hoag & Eliot, One Post Office Square, Boston, Massachusetts 02109 on the Closing Date.

          3.2 Deliveries by Bard at the Closing. At the Closing Bard shall
              ---------------------------------
     deliver to Hospital:

               (a) The Subsidiary Shares, duly endorsed in blank for transfer;

               (b) Those assignments and instruments of transfer described in
          Section 2.7; and

               (c) Those instruments, documents and certificates described in
          Section 6.1 hereof.

          3.3 Deliveries by Hospital at the Closing. At the Closing Hospital
              -------------------------------------
     shall deliver to Bard those instruments, documents and certificates described in Section 6.2 hereof.

          3.4 Execution and Delivery of Other Agreements. At the Closing,
              ------------------------------------------
     Hospital and Bard shall each execute and deliver the Indemnification Agreement and the Patent and Know-How License Agreement.


          3.5 Delivery of Tangible Assets. Upon the earlier to occur of (a)
              ---------------------------
     September 1, 1995 or (b) the date which is 60 days after it has received a request for shipment from Hospital or its permitted assignee, licensee or transferee, Bard shall crate, box and ship all tangible Assets transferred hereby to the place or places and by the carrier specified in such notice and in accordance with procedures specified therein, at the expense of the party giving such notice. Hospital shall bear all risk of loss with respect to such tangible Assets from and after the Closing.

                                      ARTICLE IV

                     Representations and Warranties of Bard
                     --------------------------------------

     Bard represents and warrants to Hospital as follows:

               4.1 Organization and Good Standing. Bard is a corporation duly
                   ------------------------------
     organized, validly existing and in good standing under the laws of the State of New Jersey and is qualified as a foreign corporation in The Commonwealth of Massachusetts. Bard has full corporate power necessary to own its properties, to conduct its business as now conducted and to execute, deliver and perform this Agreement and the other documents described herein to be executed, delivered and performed by Bard.

               4.2 Authorization. The execution, delivery and performance by
                   -------------
     Bard of this Agreement and the documents contemplated hereby which are to be executed by Bard at the Closing and consummation by Bard of the transactions contemplated hereby and thereby (a) have been duly authorized by all necessary corporate action on the part of Bard, (b) do not, and will not, conflict with any of the provisions contained in the certificate of incorporation or by-laws of Bard, (c) do not, and will not, conflict with any of the provisions contained in any other material instrument to which Bard is a party or by which Bard or its property may be bound, (d) do not, and will not, violate any material law, regulation, order or decree applicable to Bard, and (e) do not, and will not, with or without the passage of time or the giving of notice, violate or result in a material breach or default in, or acceleration of material obligations under, any agreement or instrument to which Bard is a party or by which Bard or its property may be bound. This Agreement and the other documents contemplated hereby which are to be executed by Bard evidence the legal, valid and binding obligations of Bard, enforceable in accordance with their respective terms.

               4.3 Title to Properties: Absences of Liens and Encumbrances.
                   -------------------
     Except as set forth in Exhibit 4.3, Bard is the lawful owner of and has good title to all the Subsidiary Shares and the tangible Assets and, to the best of Bard's knowledge, all of the Assets are free and clear of any liens, mortgages, pledges, conditional sales or other title retention agreements, leases, charges or restrictions against transfer or assignment and encumbrances of any kind whatsoever.

               4.4 Legal Compliance. Bard has neither completed what it
                   ----------------
     considers to be adequate testing of the Device nor completed the necessary documentation and analysis thereof. The Hospital is the "sponsor" of an IDE with respect to the Device and has filed an IDE application with the FDA, but Bard makes no representations as to the status of such IDE or whether FDA approval of such IDE is or will continue to be in effect. Bard intends to submit to FDA a Master File relating to Bard's development and testing of the Device (the "Bard Master Filen); however, no such Bard Master File will be submitted prior to the Closing. The Bard Master File will be Bard's final reporting activity with respect to the Device. Bard shall provide Hospital with copies of all material filed in connection with the Bard Master File pursuant to Section 2.3 of this Agreement.

               4.5 No Consents Necessary. Except as set forth in Exhibit 4.5, no
                   ---------------------                         -----------
     consent or approval of, or other action by, any governmental body or agency, or any other person, firm or corporation, is required in order to permit Bard to execute, deliver and perform this Agreement and the other documents and agreements described herein or the transactions provided for herein or therein.

               4.6 Litigation Relating to Device. There is no litigation pending
                   -----------------------------
     or to Bard's knowledge threatened against Bard in respect of or arising out of the development or manufacture of the Device.

               4.7 The Subsidiary.
                   --------------

               (a) Subsidiary Shares. The authorized capital stock of the
                   -----------------
     Subsidiary consists of 100,000 shares of Common Stock, $0.01 par value per share, of which 100 shares are issued and outstanding, and 1000 shares of Preferred Stock, of which no shares are issued and outstanding. The Subsidiary Shares represent all of the issued and outstanding equity securities of, and all of Bard's ownership interest in, the Subsidiary. The Subsidiary Shares transferred pursuant to this Agreement are validly issued, fully paid and nonassessable. No bonds, debentures, notes or other indebtedness of the Subsidiary having the right to vote (or convertible into securities having the right to vote) on any matters on which stockholders of the Subsidiary may vote are issued or outstanding. There are no options, warrants, calls, rights or agreements to which Bard or the Subsidiary is a party or by which either Bard or the Subsidiary is bound obligating the Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating the Subsidiary to grant, extend or enter into any such option, warrant, call, right or agreement.

               (b) Organization and Good Standing. The Subsidiary is a
                   ------------------------------
     corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts. The Subsidiary has full corporate power necessary to own the assets now owned by it.

               (c) Organizational Documents. Bard has heretofore made available
                   ------------------------
     to Hospital a true, complete and correct copy of the Articles of Organization and By-laws of the Subsidiary. Such Articles of Organization and By-laws are in full force and effect.

               (d) Limited Activities. The Subsidiary has been organized by Bard
                   ------------------
     for the sole purpose of receiving and holding the Assets listed in Exhibit
     2. l(f). With the exception of receiving such Assets, the Subsidiary has engaged in no activities, has entered into no contracts or commitments and is not bound by any liabilities, contingent or otherwise.

               4.8 No Misrepresentation. Neither this Agreement nor any written
                   --------------------
     statement, report or other document furnished or to be furnished by Bard pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact by Bard or omits or will omit to state a material fact necessary to make the statements contained therein by Bard not misleading.

                                   ARTICLE V

                   Representations and Warranties of Hospital
                   ------------------------------------------

     Hospital represents and warrants to Bard as follows:

               5.1 Organization: Good Standing. Hospital is a corporation duly
                   ---------------------------
     organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts. Hospital has full corporate power to own its properties, to conduct its business as now conducted and to execute, deliver and perform this Agreement and the other documents described herein to be executed, delivered and performed by Hospital. Hospital is a charitable corporation under Massachusetts law, is duly qualified and in good standing as a charitable corporation under (S)501(c)(3) of the Code and meets the description set forth in (S)170(b)(1)(A) of the Code.

               5.2 Authorization. The execution, delivery and performance by
                   -------------
     Hospital of this Agreement and the documents contemplated hereby which are to be executed by Hospital at the Closing and consummation by Hospital of the transactions contemplated hereby and thereby (a) have been duly authorized by all necessary corporate action on the part of Hospital, (b) do not, and will not, conflict with any of the provisions contained in the articles of organization or by-laws of Hospital, (c) do not, and will not, conflict with any of the provisions contained in any other material instrument to which Hospital is a party or by which Hospital or its property may be bound, (d) do not, and will not, violate any material law, regulation, order or decree applicable to Hospital, and (e) do not, and will not, with or without the passage of time or the giving of notice, violate or result in a material breach or default in, or acceleration of material obligations under, any agreement or instrument to which Hospital is a party or by which Hospital or its property may be bound. This Agreement and the other documents contemplated hereby which are to be executed by Hospital evidence the legal, valid and binding obligations of Hospital, enforceable in accordance with their respective terms.

               5.3 Capability to Assess Suitability of Device for Implantation
                   -----------------------------------------------------------
     in Human Subjects. Hospital, either directly or through its permitted
     -----------------
     assignees, transferees, or licensees, has available to it the resources, staff and expertise necessary to finish development of and to assess the suitability of the Device for implantation in human subjects.

               5.4 Subsidiary Shares. (a) Hospital is acquiring the Subsidiary
                   -----------------
     Shares for its own account and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), nor with any present intention of distributing the same; and Hospital has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the distribution thereof. Hospital does intend to transfer the Subsidiary Shares to an assignee, licensee or transferee permitted under Section 10.17, subject to the receipt of representations and warranties of such permitted assignee, licensee or transferee equivalent to those set forth in this Section 5.4.

               (b) Hospital understands that the Subsidiary Shares being transferred hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, by
                            --------------
     reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that they must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. The certificate for the Subsidiary Shares shall bear a legend to such effect.

               5.5 No Consents Necessary. No consent or approval of, filing
                   ---------------------
     with, or other action by, any governmental body or agency, or any other person, firm or corporation, is required in connection with the execution, delivery and performance by the Hospital of this Agreement and the other documents and agreements described herein or the transactions provided for herein or therein.

               5.6 No Misrepresentation. Neither this Agreement nor any written
                   --------------------
     statement, report or other document furnished or to be furnished by Hospital pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE VI

                        Conditions Precedent To Closing
                        -------------------------------

     6.1 Conditions to Obligations of Hospital. The obligations of Hospital to
         -------------------------------------
     complete the transactions provided for herein are subject to the satisfaction or written waiver by Hospital as of the Closing of the following conditions:

               (a) The representations and warranties of Bard contained herein shall be true and correct on and as of the Closing Date;

               (b) All the terms, covenants and conditions of this Agreement and the other documents to be executed by Bard to be complied with or performed by Bard on or before the Closing Date shall have been duly complied with and performed;

               (c) Bard shall have furnished to Hospital a certificate signed by a duly authorized officer, dated as of the Closing Date, confirming the matters set forth in subsections (a) and (b) above;

               (d) Hospital shall have received an opinion of Foley, Hoag & Eliot, special counsel to Bard, dated as of the Closing Date, substantially in the form set forth in Exhibit 6.1(d) to this Agreement; and
                              --------------

               (e) There shall not be any pending or threatened governmental action or any proceeding by or before any court or governmental body or agency which shall seek to restrain, pro hibit or invalidate the transactions contemplated by this Agreement or which will materially limit the right of Hospital to own, use or control the Assets after the Closing Date.

          6.2 Conditions to Obligations of Bard. The obligations of Bard to
              ---------------------------------
     complete the transactions provided for herein are subject to the satisfaction or written waiver by Bard as of the Closing of the following conditions:

               (a) Hospital's representations and warranties contained in this Agreement shall be true and correct on and as of the Closing Date;

               (b) All the terms, covenants and conditions of this Agreement and the other documents to be executed by Hospital to be complied with or performed by Hospital on or before the Closing Date shall have been duly complied with and performed;

               (c) Hospital shall have furnished to Bard a certificate signed by the General Counsel of Hospital, dated as of the Closing Date, confirming the matters set forth in subsections (a) and (b) above;

               (d) Bard shall have received written confirmation from James Lock, M.D. (a) to the effect that neither Bard nor any of its subsidiaries or representatives have or will have any obligation pursuant to the Lock Agreement and (b) confirming timely notice from Bard of (and consenting to) Bard's assignment of certain of its rights under the Lock Agreement pursuant to Section 14 thereof.

               (e) Hospital and Bard shall have entered into the Indemnification Agreement, and such agreement shall be in full force and effect;

               (f) Hospital shall have provided to Bard, and Bard shall have approved of, the documentation required under this Agreement (including the documentation required by Section 10.17 hereof) or the Patent and Know-How License Agreement in connection with its contemplated license, assignment or transfer of certain of the Assets by Hospital to Inner Ventions, Inc., a Delaware corporation;

               (g) Bard shall have received an opinion of Testa, Hurwitz & Thibeault, special counsel to Hospital, dated as of the Closing

     Date, substantially in the form attached hereto as Exhibit 6.2(g); and
                                                        --------------

               (h) Bard shall have received from Hospital the acknowledgment of receipt of the Assets in the form required by Section 170(f)(8) of the Code.

               (i) There shall not be any pending or threatened governmental action or any proceeding by or before any court or governmental body or agency which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which will affect the right of Bard to deduct the value of the Assets as a charitable contribution after the Closing Date.


                                  ARTICLE VII
           Hospital's Acknowledgment of Development Status of Device
           ---------------------------------------------------------

          7.1 Device Not Fully Tested. Hospital has been involved with Bard's
              -----------------------
     efforts to develop the Device, and also has had experience with Clamshell I (the "Predecessor Device"). Hospital understands that neither the Device nor the Predecessor Device has been fully tested or approved by Bard, and that the Device has been designed to address certain design and performance issues raised by, and improve results obtained by, the Predecessor Device. Hospital understands that Bard has not completed what it considers to be adequate testing of the Device, that further substantive development of the Device will be required and that all testing, design and suitability analysis shall be the sole responsibility of Hospital or its designee. Representatives of Hospital and Bard have discussed various design and material concerns that have been observed by Bard during the testing which has been completed to date.

          7.2 Limited Representations and Warranties By Bard as to Intellectual
              -----------------------------------------------------------------
     Property.
     --------

               (a) Prosecution of Occluder Patent Applications. The Occluder Patent Applications have been filed and are presently pending. No patent has yet been issued. No representation or warranty is made by Bard that any patent will finally be issued with respect to the Occluder Patent Applications. From and after the Closing Hospital shall have the sole and exclusive responsibility, at its cost and expense, to prosecute the Occluder Patent Applications.

               (b) Infringement. Except as set forth on Exhibit 7.2, no person or entity has claimed in writing to Bard that Bard is violating or infringing or has violated or infringed any patent, license, trade name, trademark, service mark, copyright, know-how, formula or other proprietary right or trade secret of any third party relating to the Device or included as part of the Assets, and Bard knows of no violation of any of the foregoing.

               (c) Design. etc. No REPRESENTATIONS OR WARRANTIES ARE MADE AS TO THE DEVELOPMENT, DESIGN, OR MANUFACTURE OF THE DEVICE. Hospital specifically represents and confirms that it has the expertise to assess all issues relating to the adequacy of the development, design and manufacture of the Device, has been given the opportunity to do so, and has done so to its satisfaction, or will do so before it implants any Device in a human.

          7.3 No Warranties as to Other Assets. All other Assets (including
              --------------------------------
     without limitation, supplies, machinery, equipment and fixtures) being transferred to Hospital hereunder are transferred "As-Is" and WITHOUT WARRANTY OF ANY K=D.

          7.4 No Other Warranties. THE WARRANTIES MADE IN SECTIONS 4.3 AND 4.6
              -------------------
     AND THIS ARTICLE VII ARE THE SOLE WARRANTIES MADE BY BARD WITH RESPECT TO THE ASSETS AND ARE MADE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BY WAY OF EXAMPLE AND NOT LIMITATION, WARRANTIES OF DESIGN, MERCHANTABILITY, AND OF FITNESS FOR A PARTICULAR PURPOSE.

          7.5 Limitation of Liability. HOSPITAL HEREBY AGREES THAT UNDER NO
              -----------------------
     CIRCUMSTANCES SHALL HOSPITAL OR ANY ASSIGNEE, LICENSEE OR TRANSFEREE OF HOSPITAL BE ENTITLED TO RECOVER FROM BARD ANY DAMAGES, WHETHER D]RECT, INCIDENTAL, CONSEQUENT[AL, INDIRECT, SPECIAL OR PUNITIVE IN NATURE, WHETHER BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), OR ANY OTHER CAUSE OF ACTION RELATING TO THE ASSETS, ANY DEVICE-RELATED PRODUCT, THE LICENSED TECHNOLOGY, THE SUBSIDIARY SHARES OR ANY OTHER MATERIALS OR RIGHTS TRANSFERRED OR GRANTED HEREUNDER' OR OTHERWISE RELATING TO THIS AGREEMENT, EVEN IF BARD HAS BEEN INFORMED OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES. HOSPITAL AGREES TO INCLUDE IN ALL AGREEMENTS WITH THIRD PARTIES TO WHOM THE ASSETS OR ANY PORTION THEREOF MAY BE ASSIGNED, LICENSED OR TRANSFERRED COVENANTS PURSUANT TO WHICH SUCH ASSIGNEES, LICENSES AND TRANSFEREES CONFIRM AND AGREE THAT BARD SHALL HAVE NO LIABILITY FOR DAMAGES WITH RESPECT TO THE ASSETS, ANY DEVICE-RELATED PRODUCT, THE LICENSED TECHNOLOGY, THE SUBSIDIARY SHARES OR ANY OTHER MATERIALS OR RIGHTS TRANSFERRED OR GRANTED HEREUNDER' OR OTHERWISE RELATING TO THIS AGREEMENT.

                                  ARTICLE VIII

                         Indemnification and Insurance
                         -----------------------------

          8.1 Execution of Indemnification Agreement. As a precondition to the
              --------------------------------------
     Closing, Bard and Hospital shall have entered into an Indemnification Agreement substantially in the form of Exhibit 8.1 to this Agreement
                                            -----------
     providing, among other things, indemnification and insurance to Bard and various other parties. Hospital confirms that this is the Transfer Agreement referred to in the Indemnification Agreement, and Hospital specifically confirms its understanding that its willingness to undertake the obligations contained in the Indemnification Agreement will serve as an inducement to Bard to transfer the Assets to Hospital.

                                      ARTICLE IX

                         Other Covenants and Agreements
                         ------------------------------

               9.1 Confidential Data. As used in this Agreement the term
                   -----------------
     "Confidential Data" shall mean all data or information (whether in oral,
     ------------------
     written or physical form) which (a) relates to the Device or either party and was heretofore or is hereafter furnished by one party (the "Disclosing
                                                                     ----------
     Party") to the other (the "Recipient"), and (b) is identified by the
     -----                      ---------
     Disclosing Party as being proprietary or confidential. Confidential Data shall also include all analyses, compilations, studies or other documents, whether prepared by Hospital or others, which contain or reflect such information. The term "Confidential Data" shall not include information which (i) was or becomes generally available to the public other than as a result of a disclosure by the Recipient or its directors, officers, employees, agents, or advisors, or (ii) is established by the Recipient to have been known to the Recipient at the time of disclosure by the Disclosing Party, or (iii) was or becomes available to the Recipient on a non-confidential basis through a source other than the Disclosing Party or its advisors, provided that such disclosure was not in violation of a confidentiality agreement of which the Recipient has or had knowledge. The Patent and Know-How License Agreement shall govern the confidentiality obligations of the parties with respect to the Licensed Technology.

               9.2 Non-Disclosure. Each party agrees for a period of four years
                   --------------
     from the date of this Agreement to use such reasonable efforts to prevent disclosure or publication of the Confidential Data of the other party as it uses to protect its own proprietary data of similar type or value. For purposes of this Agreement any and all data or information included in the transferred Assets, including the Transferred Know-How, relating to the Device and which was treated by Bard as confidential prior to the Closing shall become, as of the Closing, Confidential Data of Hospital. Notwithstanding the foregoing, Hospital agrees to treat as Confidential Data of Bard any information or data included in the Assets that relates to business operations of Bard conducted prior to the Closing.

               9.3 Legal Process. In the event a Recipient is required by legal
                   -------------
     process to disclose any of the Confidential Data, Recipient shall provide the Disclosing Party with prompt notice of such requirement so that the Disclosing Party may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Agreement relating to the protection of Confidential Data. In the event that a protective order or other remedy is obtained, the Recipient shall use all reasonable efforts to assure that all Confidential Data will be covered by such order or other remedy. If such protective order or other remedy is not obtained or the Disclosing Party waives compliance with the provisions of this Agreement relating to the protection of Confidential Data, The Recipient may disclose that portion of the Confidential Data which the Recipient is legally required to disclose without liability hereunder.

               9.4 Covenant of Further Assurances. Each party shall, at any time
                   ------------------------------
     and from time to time after the Closing Date, following the request of the other party, execute, acknowledge, seal and deliver all such instruments and documents, and do all such further things, as such other party may reasonably request to carry out the purposes of this Agreement. Without limiting the generality of the foregoing, Hospital agrees to provide to Bard, from time to time as Bard in its discretion deems necessary, reasonable access to all books, documents, records, specifications and other technical data, design, development, testing, and quality control records and all other written information transferred to Hospital pursuant to this Agreement for any reason relating to ongoing regulatory compliance or other legal or business requirements of Bard (it being understood that the foregoing shall not constitute a license to Bard to manufacture products with the transferred Assets).

               9.5 Access to and Maintenance of Records. Hospital acknowledges
                   ------------------------------------
     that Bard is delivering to Hospital its original copies of various documents, including documents described in Section 2.1, and understands that it is essential, for purposes of regulatory compliance and other legal obligations, for Bard to have continued access to the Assets which provide a record of Bard's activities relating to the development and testing of the Device. Hospital shall maintain, or shall cause its permitted assignee, transferee or licensee to maintain, all books, documents, records, specifications and other technical data, design, development, testing, and quality control records and all other written information transferred to Hospital pursuant to this Agreement in accordance with Good Laboratory Practices as set forth by the FDA.

               9.6 Defense of Claims and Litigation. At all times from and after
                   --------------------------------
     the Closing Date, and without charge except for reimbursement of out-of-pocket expenses, each party agrees to consult, confer and cooperate in good faith on a reasonable basis with the other party (including the making available of witnesses and cooperation in discovery proceedings) in the conduct or defense of any claim, litigation or proceeding against said other party by any third party which relates to any Device-Related Product or any matter which, directly or indirectly, arises therefrom, whether known at the Closing Date or arising thereafter. The foregoing notwithstanding, to the extent the indemnification provisions of any other agreement delivered in connection with the transactions contemplated hereby apply to any such defense, they shall control as to the payment of costs and expenses.

               9.7 International Distribution and Marketing Rights. Hospital and
                   -----------------------------------------------
     any assignee, licensee or transferee of Hospital under this Agreement shall provide Bard with written notice describing the nature and scope of any proposed marketing or commercial distribution of any Device-Related Product outside the United States ("International Distribution"). Hospital shall
                                 --------------------------
     provide such notice no later than 60 days before the first of the following to occur: (i) any International Distribution or (ii) the commencement of negotiations with any third party relating to International Distribution. Bard shall advise the party giving such notice within

     30 days as to whether Bard wishes to make a proposal with respect to participation in such International Distribution. Bard shall submit a proposal no later than 30 days after so advising the party giving notice hereunder. Hospital and any assignee, licensee or transferee of Hospital under this Agreement shall be obligated to give fair and open consideration to the merits of any proposal Bard may submit with respect to International Distribution, and shall not enter into any International Distribution, or any agreement with any third party relating to International Distribution, before having done so.

                                   ARTICLE X

                                 Miscellaneous

               10.1 Survival of Representations and Warranties. No action shall
                    ------------------------------------------
     be brought by or on behalf of either party with respect to a breach of the representations or warranties contained in this Agreement or made in connection with the Closing after the date which is one year after the Closing. The covenants and limitations of liability contained in this Agreement, including but not limited to any covenants with respect to indemnification, shall continue in effect notwithstanding such-limitation.

               10.2 Brokerage. Bard represents to Hospital, and Hospital
                    ---------
     represents to Bard, that there has been no intermediary or broker in negotiations or discussions incident to the execution of this Agreement. The sole exception to the foregoing representations in this Section 10.2 is that Hospital has retained Fletcher, Spaght, Inc., at Hospital's sole expense, to advise it in connection with this Agreement and the Device.

               10.3 Waivers and Amendments. (a) This Agreement may be amended,
                    ----------------------
     modified or supplemented, and any obligation hereunder may be waived, only by a written instrument executed by the parties hereto. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate as a waiver of any subsequent breach.

               (b) No failure on the part of any party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy by such party preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies hereunder are cumulative and are not exclusive of any other rights and remedies provided by law.

               10.4 Notices. All notices, requests, demands and other
                    -------
     communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or sent by registered or certified mail, return receipt requested, postage prepaid (a) if to Bard, to C.R. Bard, Inc., 730 Central Avenue, Murray Hill, New Jersey 07974, Attention: Richard A. Flink, Vice President, General Counsel and Secretary, with a copy to Peter W. Coogan, Foley, Hoag & Eliot, One

     Post Office Square, Boston, Massachusetts 02109; (b) if to Hospital, to Children's Medical Center Corporation, 300 Longwood Avenue, Boston, Massachusetts 02115, Attention: Stuart J. Novick, Vice President and General Counsel; with a copy to William B. Asher, Jr., Testa, Hurwitz & Thibeault, Exchange Place, 53 State Street, Boston, Massachusetts 02109; or to such other address as Bard or Hospital shall have specified by notice in writing to the other.

               10.5 Expenses. Except as otherwise specifically set forth in this
                    --------
     Agreement or any other document delivered in connection with the Closing, each party hereto shall pay its own expenses in connection with the transactions- contemplated hereby, whether or not they are completed.

               10.6 Public Disclosure. The parties will consult with respect to
                    -----------------
     the appropriate public disclosure to be made with respect to the transactions contemplated hereby, and each party agrees that it will make no such disclosure, including any disclosure or other use of the name or identity of the other party, prior to such consultation and consent of the other party, except as may be required by law or by any stock exchange listing agreements and except as may be agreed upon between the parties in writing from time to time. Without limiting the generality of the foregoing, neither Hospital nor any permitted assignee, licensee or transferee shall name Bard as a developer of any Device-Related Product, or otherwise associate Bard with the Device, in connection with any marketing or promotional activities of Hospital or such permitted assignee, licensee or transferee; provided, however, that a permitted assignee, licensee or transferee of Hospital may state in any offering memorandum or prospectus used solely for the purpose of raising capital for the development, testing and manufacture of Device-Related Products that certain technology upon which such Device Related Products are based was acquired from Bard.

               10.7 Confidentiality. If for any reason the transactions
                    ---------------
     contemplated hereby shall not become effective, all written disclosures and other information and all copies of material from the books and records of either party theretofore furnished to the other party shall be returned promptly to the party furnishing the same. All provisions contained in this Agreement relating to Confidential Data shall survive any termination of this Agreement.

               10.8 No Solicitation of Employees. Hospital agrees not to solicit
                    ----------------------------
     for hire any employee of Bard who is or was involved with the development or production of the Device, without the prior written consent of Bard, for a period of one year from the date of this Agreement.

               10.9 Transfer Taxes. Hospital shall furnish and pay for all such
                    --------------
     revenue or excise stamps, and pay all such transfer taxes, and all such sales taxes as may by law be required to be furnished or paid in connection with the transfer of the Assets provided for herein.

               10.10 Entire Agreement. This Agreement (including all Exhibits
                     ----------------
     hereto), the Patent and Know-How License Agreement and the other documents executed pursuant to this Agreement constitute the entire agreement between the parties hereto with respect to the transfer of the Assets to Hospital by Bard and supersede all prior agreements and understandings, whether written or oral, between the parties relating to the transfer of the Assets to Hospital as provided herein.

               10.11 Binding Nature. This Agreement shall inure to the benefit
                     --------------
     of, and be binding upon, the parties hereto and their respective legal representatives, successors and permitted assignees, licensees and transferees.

               10.12 Governing Law. This Agreement shall be governed by, and
                     -------------
     construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without giving effect to its conflicts of laws principles.

               10.13 Severability. Any provision of this Agreement which is
                     ------------
     prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               10.14 Exhibits. All Exhibits mentioned in this Agreement are
                     --------
     incorporated in this Agreement and shall form an integral part hereof. All capitalized terms defined in this Agreement which are used in any Exhibit shall, unless the context otherwise requires, have the same meaning therein as given herein.

               10.15 Counterparts. This Agreement may be executed in any number
                     ------------
     of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

               10.16 Headings. The headings contained in this Agreement are for
                     --------
     reference purposes only and shall not affect the meaning or interpretation of this Agreement.

               10.17 Assignment. (a) Hospital shall not assign, transfer or
                     ----------
     license any of its rights or delegate any of its obligations hereunder without the written consent of Bard, except as expressly set forth herein. Bard agrees to consent to a proposed assignment, transfer or license after Hospital has demonstrated that the following conditions have been satisfied:

               (1) Hospital shall have confirmed in writing to Bard that the proposed assignment, license or transfer shall not in any way diminish or affect Hospital's obligations hereunder;

               (2) The proposed assignee, transferee, or licensee shall have agreed in a document, which by its terms shall be enforceable by and for the benefit of Bard, to be bound by the affirmative covenants of Hospital (including the affirmative covenants to protect Confidential Data) contained in this Agreement and by the limitations on Bard's liability hereunder, and shall have confirmed in such document its understanding of, and consent to, the limitations on Bard's representations and warranties contained in this Agreement. The form and content of such document shall be subject to approval by Bard;

               (3) The proposed assignee, transferee or licensee shall have submitted to Bard proof of insurance of the type required by the Indemnification Agreement, and Bard, in its sole discretion, shall have approved of the form of policy, extent of coverage, and the carrier providing such coverage;

               (4) The proposed assignee, transferee or licensee shall have become a party to (and shall be in full compliance with) the Indemnification Agreement as a Third Party Assignee, as that term is defined in the Indemnification Agreement, and shall have executed a counterpart of the Indemnification Agreement and delivered a copy of such counterpart to Bard;

               (5) The proposed assignee, transferee, or licensee shall have satisfied the preconditions to assignment of license rights set forth in the Patent and Know-How License Agreement.

               (b) Hospital may provide in any such agreement of assignment, license or transfer that the assignee, licensee or transferee shall be deemed to be a third party beneficiary of the rights of Hospital and obligations of Bard hereunder, with full rights of substitution to enforce such rights and obligations.

               10.18 Notices to Third Parties. Notwithstanding any other
                     ------------------------
     provision of this Agreement, Bard shall have fulfilled any and all obligations with respect to providing notification under this Agreement by providing such notification to Hospital, even if Hospital shall have assigned, licensed or transferred some or all of its rights hereunder to third parties.

               10.19 Termination. This Agreement may be terminated by any party
                     -----------
     hereto upon written notice to the other parties if the Closing has not occurred prior to May 23, 1995.

                               *****************

               IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as an agreement under seal as of the date first above written.


                              BARD:
                              C.R. BARD, INC.


                              By: /s/ Richard Thomas
                                  ---------------------------------------

                              Its Group Vice President

                              HOSPITAL:


                              CHILDREN'S MEDICAL CENTER CORPORATION


                              By: _______________________

                              Its _______________________

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as an agreement under seal as of the date first above written.


                              BARD:
                              C.R. BARD, INC.


                              By: _________________________________

                              Its __________________________________

                              HOSPITAL:


                              CHILDREN'S MEDICAL CENTER CORPORATION


                              By: /s/ Stuart Novick
                                  ----------------------------------

                              Its Vice President and General Counsel